SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

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       Date of Report (Date of earliest event reported): February 21, 2002

                             Dycom Industries, Inc.
             (Exact name of registrant as specified in its charter)

       Florida                            0-5423                  59-1277135
(State or other jurisdiction        Commission File Number     I.R.S. Employer
of incorporation or organization)                          Identification Number

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4440 PGA Boulevard, Suite 500, Palm Beach Gardens, Florida        33410
(Address of principal executive offices)                        (Zip Code)


       Registrant's telephone number, including area code: (561) 627-7171



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Item 2.         Acquisition or Disposition of Assets.
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                On February 20, 2002, pursuant to the Agreement and Plan of
Merger, dated as of January 7, 2002, among Dycom Industries, Inc., a Florida corporation, Troy Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Dycom, and Arguss Communications, Inc., Troy completed its exchange offer for all of the outstanding shares of common stock of Arguss. All shares of Arguss common stock validly tendered and not withdrawn prior to the expiration of the exchange offer were accepted for exchange according to the terms of the exchange offer.

                Effective February 21, 2002, and also pursuant to the merger agreement, Troy merged with and into Arguss, with Arguss surviving as a wholly owned subsidiary of Dycom. In the merger, each share of Arguss common stock not previously exchanged in the exchange offer was converted into the right to receive 0.3333 shares of Dycom common stock, the same consideration Arguss stockholders received in the exchange offer. Under applicable law, the merger was not subject to the approval of the remaining stockholders of Arguss.

                The issuance of Dycom common stock under the merger agreement was registered under the Securities Act of 1933, as amended, pursuant to Dycom's registration statement on Form S-4 (File No. 333-81268), as amended (the "Registration Statement"), filed with the Securities and Exchange Commission. The Registration Statement was declared effective by the Securities and Exchange Commission on February 12, 2002.

                Press releases issued by Dycom regarding the consummation of the exchange offer and the merger are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated in their entirety by reference herein.

Item  7.        Financial Statements and Exhibits.
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                 (a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

                          The consolidated financial statements of Arguss as of
December 31, 2000 and 1999 and for each of the years in the three year period ended December 31, 2000 and as of September 30, 2001 and for each of the nine-month periods ended September 30, 2000 and 2001 have been previously reported in the Registration Statement.

                 (b)      PRO FORMA FINANCIAL INFORMATION.

                          Pro forma financial information with respect to the
transaction described in Item 2 has been previously reported in the Registration Statement.

                 (c)      EXHIBITS.

                          2.1     Agreement and Plan of Merger, dated as of
January 7, 2002, among Dycom Industries, Inc., Troy Acquisition Corp. and Arguss Communications, Inc. (incorporated by reference to Annex A of the Prospectus which forms a part of the Registration Statement on Form S-4, as amended (File No. 333-81268), filed by Dycom Industries, Inc.).

                          99.1  Press Release dated February 21, 2002.

                          99.2  Press release dated February 21, 2002.

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                  Pursuant to the requirements of the Securities Exchange Act of
1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            DYCOM INDUSTRIES, INC.


                            By:   /s/  Steven E. Nielsen
                                  -------------------------------------
                                  Name:  Steven E. Nielsen
                                  Title:  President and Chief Executive Officer



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                                  EXHIBIT INDEX

Number   Exhibit
------   -------

2.1 Agreement and Plan of Merger, dated as of January 7, 2002, among Dycom Industries, Inc., Troy Acquisition Corp. and Arguss Communications, Inc. (incorporated by reference to Annex A of the Prospectus which forms a part of the Registration Statement on Form S-4, as amended (File No. 333-81268), filed by Dycom Industries, Inc.).

99.1    Press Release dated February 21, 2002.

99.2    Press Release dated February 21, 2002.


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